Exhibit 10.2

SUBCONTRACT MODIFICATION	Page 1 of 1
1. SUBCONTRACTOR SERVICE AGREEMENT NO.:	2. EFFECTIVE DATE:	3. MODIFICATION NUMBER:	4. MODIFICATION DATE:
DPSC02-02257	5/12/2003	03	5/22/2003
5. CONTRACTOR NAME AND ADDRESS:	6. SUBCONTRACTOR NAME AND ADDRESS:
DynPort Vaccine Company LLC 64 Thomas Johnson Drive Frederick, MD 21702	AVANT Immunotherapeutics, Inc. 119 Fourth Avenue Needham, MA 02494-2725

Representatives:	Representatives:
Contractual: Telephone: Technical: Telephone:	Mr. Roy Conley 301-607-5012 Dr. Barbara Solow 301-607-5241	Contractual: Telephone: Technical: Telephone:	Mr. Chip Catlin 781-433-3148 Dr. Kevin Killeen 781-433-0771
7a. SUBCONTRACT MODIFICATION VALUE:	8a. REFERENCE DOCUMENTS:
Prime Contract No. DAMD17-98-C-8024
Current Value	Increase/Decrease	Total Value
Labor	$2,308,450.62	$1,030,911.36	$3,339,361.98	8b. DPAS RATING:
Other Direct Costs	$158,877.00	$223,480.36	$382,357.36	DO-C9
Total	$2,467,327.62	$1,254,391.72	$3,721,719.34

7b. REVISED SUBCONTRACT AUTHORIZED FUNDED VALUE:
Prior Funded Value	Increase/Decrease	Revised Funded Value
9a. AGREEMENT PERIOD OF PERFORMANCE:
$2,467,327.62	$1,254,391.72	$3,721,719.34	FROM: 12/31/2002	TO: 8/30/2004
9b. AGREEMENT TYPE:
Time & Materials
9c. MODIFICATION PERIOD OF PERFORMANCE:
FROM: 5/12/2003	TO: 8/30/2004

10. This is a	☐ ADMINISTRATIVE CHANGE	☒ CHANGE ORDER	☐ SUPPLEMENTAL AGREEMENT
11. DESCRIPTION OF MODIFICATION:
Modification No. 3 to Subcontractor Service Agreement No. DPSC02-02257 is hereby issued to:
1. Attachment A, Statement of Work, is incorporated herein.
2. Attachment B, Price Schedule, is incorporated herein.
3. Attachment C, Performance Schedule, is incorporated herein.

4. Charges incurred under and authorized by this Subcontract Modification shall be charged against the following Contract Work Breakdown Structure (CWBS) numbers as appropriate, which shall be referenced on all project invoices and documentation:

CWBS No. C.5.9.3.1: Establish Mouse and Rabbit Models for Assessing Immunogenicity of Live Bacterial Vector Vaccines
CWBS No. C.5.9.3.2: Establish Mouse Models for Immunogenicity Ttesting of Antigen+Alhydrogel
CWBS No. C.5.9.3.3: Screen and Select Optimal Live Bacterial Vector Vaccine Candidates
CWBS No. C.5.9.3.4: Demonstrate the Immunogenicity of Live Bacterial Vector Vaccines in Mice
CWBS No. C.5.9.3.5: Vaccination Studies in New Zealand White Rabbits
CWBS No. C.5.9.3.6: Project Management
5. All other terms and conditions of Subcontractor Service Agreement No. DPSC02-02257 remain unchanged and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Block No. 1 remain unchanged and in full force and effect.
12. SUBCONTRACTOR:	☐IS NOT	☒IS	REQUIRED TO SIGN THIS DOCUMENT AND RETURN TWO COPIES TO THE ISSUING OFFICE.
13. SUBCONTRACTOR: AVANT Immunotherapeutics, Inc.	14. DynPort Vaccine Company LLC:

/s/ Avery W. Catlin May 23, 2003	/s/ Roy Conley May 27, 2003
(Signature of Authorized Company Representative) & Date	(Signature of Authorized Company Representative) & Date

15. NAME & TITLE OF AUTHORIZED COMPANY REPRESENTATIVE:	16. NAME & TITLE OF AUTHORIZED COMPANY REPRESENTATIVE:
(Type or Print)

Avery W. Catlin, Senior Vice President and Chief Financial Officer	Roy Conley, Senior Manager, Subcontracts